                                                                      EXHIBIT 23


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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We consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-70628, 33-75184, 333 -28135, 333-42424 and 333-108208) of
Calton, Inc. of our report dated February 3, 2006 relating to the financial statements for the year ended November 30, 2005 and 2004 which appears in this Annual Report on Form 10-KSB for the year ended November 30, 2005.




                                        /s/ Aidman, Piser & Company, P.A.




Tampa, Florida
February 3, 2006